NAME OF REGISTRANT:

Franklin California Tax-Free Income Fund, Inc.

File No. 811-2790





EXHIBIT ITEM No. 77C:

Submission of matters to a vote of security holders.





FRANKLIN RESOURCES, INC.

777 Mariners Island Blvd.

P.O. Box 7777

San Mateo, CA 94403-7777

415/312-3000









ACTION OF SOLE SHAREHOLDER BY WRITTEN CONSENT







     The undersigned, being the sole shareholder of the Class II shares of each of the Franklin Templeton Funds listed on the attached Schedule
A (the "Funds"), each of which is a series of the Investment Companies as indicated on Schedule A (the "Companies"), does hereby take the following actions and does hereby consent to the following resolution:





RESOLVED: That the Distribution Plans pursuant to Rule 12b-1 (under the
 Investment Company Act of 1940), as agreed to and accepted by Franklin/Templeton Distributors, Inc. and each of the Companies prior to the date below, be and it hereby is, approved for each Fund.





     By execution hereof, the undersigned shareholder waives prior notice of the foregoing action by written consent.







                                   FRANKLIN RESOURCES, INC.







                                        s/H.E. Burns

Dated as of: April 28, 1995        By:  Harmon E. Burns

                                        Executive Vice President



SCHEDULE A





INVESTMENT COMPANY
FUND & CLASS; TITAN NUMBER




Franklin Gold Fund
Franklin Gold Fund - Class II; 232




Franklin Equity Fund
Franklin Equity Fund - Class II; 234




Franklin Custodian Funds, Inc.
Growth Series - Class II; 206


     Utilities Series - Class II; 207


     Income Series - Class II; 209


     U.S. Government Securities


     Series - Class II; 210




Franklin California Tax-Free
Franklin California Tax-Free Income

     Income Fund, Inc.
Fund - Class II; 212




Franklin New York Tax-Free
Franklin New York Tax-Free Income

     Income Fund, Inc.
Fund - Class II; 215




Franklin Federal Tax-Free
Franklin Federal Tax-Free Income

     Income Fund
Fund -Class II; 216




Franklin Managed Trust
Franklin Rising Dividends


     Fund - Class II; 258




Franklin California Tax-Free Trust
Franklin California Insured Tax-Free


     Income Fund - Class II; 224




Franklin New York Tax-Free Trust
Franklin New York Insured Tax-Free


     Income Fund - Class II; 281




Franklin Investors Securities Trust
Franklin Global Government Income


     Fund - Class II; 235


     Franklin Equity Income


     Fund - Class II; 239




Franklin Strategic Series
Franklin Global Utilities


     Fund - Class II; 297




Franklin Real Estate Securities Trust
Franklin Real Estate Securities


     Fund - Class II; 292




INVESTMENT COMPANY
FUND AND CLASS; TITAN NUMBER




Franklin Tax-Free
Franklin Alabama Tax-Free Income Fund - Class II; 264

     Trust
Franklin Arizona Tax-Free Income Fund - Class II; 226


Franklin Colorado Tax-Free Income Fund - Class II; 227


Franklin Connecticut Tax Free Income


    Fund - Class II; 266


Franklin Florida Tax-Free Income Fund - Class II; 265


Franklin Georgia Tax-Free Income Fund - Class II; 228


Franklin High Yield Tax-Free Income Fund - Class II; 230


Franklin Insured Tax-Free Income Fund - Class II; 221


Franklin Louisiana Tax-Free Income Fund - Class II; 268


Franklin Maryland Tax-Free Income Fund - Class II; 269



Franklin Massachusetts Insured Tax-Free Income


     Fund - Class II; 218


Franklin Michigan Insured Tax-Free Income


     Fund - Class II; 219


Franklin Minnesota Insured Tax-Free Income


     Fund - Class II; 220


Franklin Missouri Tax-Free Income Fund - Class II; 260


Franklin New Jersey Tax-Free Income
     Fund - Class II; 271


Franklin North Carolina Tax-Free Income


     Fund - Class II; 270


Franklin Ohio Insured Tax-Free Income


     Fund - Class II; 222


Franklin Oregon Tax-Free Income Fund - Class II; 261


Franklin Pennsylvania Tax-Free Income


     Fund - Class II; 229


Franklin Puerto Rico Tax-Free Income


     Fund - Class II; 223


Franklin Texas Tax-Free Income Fund - Class II; 262


Franklin Virginia Tax-Free Income Fund - Class II; 263